UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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KID BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2013

KID BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-8681	22-1815337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey	07073
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 405-2400

(Former Name or Former Address, if Changed Since Last Report)

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Hugh Rovit, who is one of six current members of the Board of Directors (the “Board”) of Kid Brands, Inc. (the “Company”), informed the Board on June 26, 2013 that, as a result of the anticipated demands of his succession to the position of CEO of Ellery Homestyles at the end of 2013, he will no longer seek re-election to the Board at the Company’s 2013 Annual Meeting of Shareholders (the “2013 Meeting”). Mr. Rovit’s decision not to stand for re-election is not the result of any disagreement with the Company, and he will continue to serve as a director until the 2013 Meeting, which is scheduled to occur on July 18, 2013. The members of the Board express their deepest appreciation to Mr. Rovit for his dedicated service to the Company.

On June 27, 2013, the Board, following the recommendation of the Company’s Nominating and Governance Committee, nominated Mr. Jan H. Loeb for election as a director at the 2013 Meeting in place of Mr. Rovit. Mr. Loeb has recently expressed an interest in joining the Board, and has consented to stand for election as a director at the 2013 Meeting and to serve, if elected.

Mr. Loeb, 54, has since 2007 been the Managing Member of Leap Tide Capital Management LLC, a private Maryland-based capital investment firm (“Leap Tide”), which beneficially owns (sharing such ownership with Mr. Loeb) approximately 9% of the Company’s common stock. From 2005 to 2007, Mr. Loeb was President of Leap Tide’s predecessor, Leap Tide Capital Management Inc., which was formerly known as AmTrust Capital Management Inc. Mr. Loeb has also been a consultant to Pernix Therapeutics Holdings, Inc. (formerly Golf Trust of America, Inc.), a NASDAQ-listed branded and generic pharmaceutical products company, since August 31, 2011; he had been a director of that company from November 2006 to August 31, 2011 and Chairman of its Audit Committee from October 2007 through August 2011. He served as a Portfolio Manager of Chesapeake Partners, a private Baltimore-based investment fund, from February 2004 to January 2005, as a Managing Director at Jefferies & Company, Inc., an international investment firm, from January 2002 to December 2004, and as a Managing Director at Dresdner Kleinwort Wasserstein, Inc. (formerly Wasserstein Perella & Co., Inc.), a New York-based investment banking firm, from 1994 to 2001. He has been a director of American Pacific Corp., a NASDAQ-listed specialty chemical and pharmaceutical ingredient company, since January 1997 (and is currently Chairman of its Audit Committee), and a director of TAT Technologies Ltd., a NASDAQ-listed company that provides various products and services to military and commercial aerospace and ground defense industries, since August 2009.

As a result of the matters described above, the Company intends to file with the SEC, and will make available at www.cfpproxy.com/5404, a Supplement (the “Supplement”) to the Proxy Statement, dated June 4, 2013 (the “Proxy Statement”), previously furnished to shareholders of the Company in connection with the 2013 Meeting, to be held at the Company’s corporate headquarters located at One Meadowlands Plaza, East Rutherford, New Jersey 07073, in the first floor conference center, at 10:30 a.m. E.D.T. on Thursday, July 18, 2013. The Supplement will update and amend the Proxy Statement: (i) to remove all references in the Proxy Statement to Mr. Rovit as a nominee for election as a director at the 2013 Meeting, and to include Mr. Loeb as a nominee for election as a director at the 2013 Meeting in his stead (including on an amended proxy card); (ii) to provide information relevant to the proposed election of Mr. Loeb as a director of the Company; (iii) to set forth the treatment of votes already cast with respect to the 2013 Meeting with respect to Proposal 1 of the Proxy Statement (Election of Directors); and (iv) to provide instructions on how previous votes can be re-cast, if desired, as a result of the removal of Mr. Rovit and his replacement with Mr. Loeb as a nominee for election as a director at the 2013 Meeting, all of which is detailed in the press release attached hereto as Exhibit 99.1 (and incorporated by reference herein). Any shareholder who has received a hard copy of the proxy materials will receive a hard copy of the Supplement (including the amended proxy card).

Section 8 — Other Events

Item 8.01 Other Events

On June 28, 2013, the Company issued a press release announcing, among other things, Mr. Rovit’s decision not to continue to stand for re-election at the 2013 Meeting, the Board’s determination to nominate Mr. Loeb in his stead, and the impact of such events on the Company’s proxy materials and related voting process.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this report:

Exhibit 99.1 Press Release, dated June 28, 2013, announcing, among other things, Mr. Rovit’s decision not to continue to stand for re-election at the 2013 Meeting, the Board’s determination to nominate Mr. Loeb in his stead, and the impact of such events on the Company’s proxy materials and related voting process.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2013	KID BRANDS, INC.

	By:	/s/ Marc S. Goldfarb
Marc S. Goldfarb
Senior Vice President and
General Counsel

Exhibit Index

Exhibit No.	Document

99.1	Press Release, dated June 28, 2013, announcing, among other things, Mr. Rovit’s decision not to continue to stand for re-election at the 2013 Meeting, the Board’s determination to nominate Mr. Loeb in his stead, and the impact of such events on the Company’s proxy materials and related voting process.

Exhibit 99.1

AT THE COMPANY	AT FTI CONSULTING
Marc S. Goldfarb Senior Vice President & General Counsel	Jennifer Milan / Daniel Haykin General Information
201-405-2454	212-850-5600

FOR IMMEDIATE RELEASE

KID BRANDS ANNOUNCES CHANGE IN DIRECTOR NOMINEE SLATE

Board Nominates Jan Loeb to Replace Board Member and Former Board Nominee Hugh Rovit, Who Will No Longer Seek

Re-Election Due to Demands of New Position

East Rutherford, N.J. – June 28, 2013 – Kid Brands, Inc. (NYSE: KID) today announced that Mr. Hugh Rovit, who is one of six current members of the Company’s Board of Directors, informed the Board on June 26, 2013 that, as a result of the anticipated demands of his succession to the position of CEO of Ellery Homestyles at the end of 2013, he will no longer seek re-election as a director at Kid Brands’ 2013 Annual Meeting of Shareholders. Mr. Rovit’s decision not to stand for re-election is not the result of any disagreement with the Company, and he will continue to serve as a director until the 2013 Meeting, which is scheduled to occur on July 18, 2013. The Company and members of the Board express their appreciation to Mr. Rovit for his service to Kid Brands.

On June 27, 2013, the Board, following the recommendation of the Company’s Nominating and Governance Committee, nominated Mr. Jan H. Loeb for election as a director at the 2013 Meeting in place of Mr. Rovit. Mr. Loeb has recently expressed an interest in joining the Board, and has consented to stand for election as a director at the 2013 Meeting and to serve, if elected.

Mr. Loeb, 54, has since 2007 been the Managing Member of Leap Tide Capital Management LLC, a private Maryland-based capital investment firm (“Leap Tide”), which beneficially owns (sharing such ownership with Mr. Loeb) approximately 9% of the Company’s common stock. From 2005 to 2007, Mr. Loeb was President of Leap Tide’s predecessor, Leap Tide Capital Management Inc., which was formerly known as AmTrust Capital Management Inc. Mr. Loeb has also been a consultant to Pernix Therapeutics Holdings, Inc. (formerly Golf Trust of America, Inc.), a NASDAQ-listed branded and generic pharmaceutical products company, since August 31, 2011; he had been a director of that company from November 2006 to August 31, 2011 and Chairman of its Audit Committee from October 2007 through August 2011. He served as a Portfolio Manager of Chesapeake Partners, a private Baltimore-based investment fund, from February 2004 to January 2005, as a Managing Director at Jefferies & Company, Inc., an international investment firm, from January 2002 to December 2004, and as a Managing Director at Dresdner Kleinwort Wasserstein, Inc. (formerly Wasserstein Perella & Co., Inc.), a New York-based investment banking firm, from 1994 to 2001. He has been a director of American Pacific Corp., a NASDAQ-listed specialty chemical and pharmaceutical ingredient company, since January 1997 (and is currently Chairman of its Audit Committee), and a director of TAT Technologies Ltd., a NASDAQ-listed company that provides various products and services to military and commercial aerospace and ground defense industries, since August 2009.

As a result of the matters described above, the Company intends to file with the SEC, and will make available at www.cfpproxy.com/5404, a Supplement (the “Supplement”) to the Proxy Statement, dated June 4, 2013 (the “Proxy Statement”), previously furnished to shareholders of the Company in connection with the 2013 Meeting, to be held at the Company’s corporate headquarters located at One Meadowlands Plaza, East Rutherford, New Jersey 07073, in the first floor conference center, at 10:30 a.m. E.D.T. on Thursday, July 18, 2013. The Supplement will update and amend the Proxy Statement: (i) to remove all references in the Proxy Statement to Mr. Rovit as a nominee for election as a director at the 2013 Meeting, and to include Mr. Loeb as a nominee for election as a director at the 2013 Meeting in his stead (including on an amended proxy card); (ii) to provide information relevant to the proposed election of Mr. Loeb as a director of the Company; (iii) to set forth the treatment of votes already cast with respect to the 2013 Meeting with respect to Proposal 1 of the Proxy Statement (Election of Directors); and (iv) to provide instructions on how previous votes can be re-cast, if desired, as a result of the removal of Mr. Rovit and his replacement with Mr. Loeb as a nominee for election as a director at the 2013 Meeting. Any shareholder who has received a hard copy of the proxy materials will receive a hard copy of the Supplement (including the amended proxy card).

The Company urges shareholders to review the Supplement carefully. To the extent a shareholder has not yet cast his, her or its vote, or to the extent a shareholder would like to change a vote previously cast, such shareholder should follow the instructions provided in the Supplement and the Notice of Internet Availability of Proxy Materials (the “Notice”), previously mailed to our shareholders on or about June 4, 2013. Shareholders may vote their shares via a toll-free telephone number or over the Internet. Each of the telephone and Internet voting platforms have been updated to reflect the amendments to the Proxy Statement and proxy card affected by the Supplement. The Notice also contains instructions on how to receive a paper copy of the proxy materials (which include the Supplement and the amended proxy card). If a shareholder requests and receives an amended proxy card or voting instruction card by mail, such shareholder may submit such proxy card or voting instruction card by completing, signing, dating and mailing it in the envelope provided. Any shareholder attending the 2013 Meeting may vote in person, even if such shareholder has already voted via the telephone or over the Internet or returned a proxy card or voting instruction card. A shareholder may change his, her or its vote or revoke a proxy at any time by providing written notification to the Corporate Secretary of the Company at the Company’s corporate headquarters in East Rutherford, New Jersey if such notification is actually received by the Corporate Secretary before such proxy is exercised, by signing a later-dated proxy card that is actually received prior to the 2013 Meeting, by submitting later-dated instructions via the Internet or by telephone, or by attending and voting at the meeting in person. Later-dated instructions via the Internet or by telephone must be received by 11:59 p.m. E.D.T. on July 17, 2013 to be effective. If a shareholder is not a record owner of shares, such shareholder may not vote his, her or its shares in person at the 2013 Meeting unless such shareholder requests and obtains a valid proxy from such shareholder’s broker, bank or other nominee. Proxies which are properly submitted by shareholders and not revoked will be voted in the manner specified. If no specification is indicated, the proxy will be voted “FOR” each of the nominees to the Board (Proposal 1), as revised by the Supplement (including a vote “FOR” Mr. Loeb); “FOR” each of the other Proposals set forth in the Proxy Statement; and in accordance with the discretion of the proxy holders on any other matters properly presented at the 2013 Meeting.

Kid Brands, Inc.

Kid Brands, Inc. and its subsidiaries are leaders in the design, development and distribution of infant and juvenile branded products. Its design-led products are primarily distributed through mass market, baby super stores, specialty, food, drug, independent and e-commerce retailers worldwide.

The Company’s current operating subsidiaries consist of: Kids Line, LLC; LaJobi, Inc.; Sassy, Inc.; and CoCaLo, Inc. Through these wholly-owned subsidiaries, the Company designs, manufactures (through third parties) and markets branded infant and juvenile products in a number of complementary categories including, among others: infant bedding and related nursery accessories and décor and nursery appliances (Kids Line® and CoCaLo®); nursery furniture and related products (LaJobi®); and developmental toys and feeding, bath and baby care items with features that address the various stages of an infant’s early years, including the Kokopax® line of baby gear products (Sassy®). In addition to the Company’s branded products, the Company also markets certain categories of products under various licenses, including Carter’s®, Disney®, Graco® and Serta®. Additional information about the Company is available at www.kidbrands.com.

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Note: This press release contains certain forward-looking statements. Additional written and oral forward-looking statements may be made by the Company from time to time in Securities and Exchange Commission (SEC) filings and otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These forward-looking statements include statements that are predictive in nature and depend upon or refer to future events or conditions, and include, but are not limited to, information regarding the status and progress of our operating activities, the plans and objectives of our management and assumptions regarding our future performance, operating expenses, working capital needs, liquidity and capital requirements, business trends and competitiveness. Forward-looking statements include, but are not limited to, words such as “believe”, “plan”, “anticipate”, “estimate”, “project”, “may”, “planned”, “potential”, “should”, “will”, “would”, “could”, “might”, “possible”, “contemplate”, “continue”, “expect”, “intend”, “seek” or the negative of or other variations on these and other similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects, and possible future actions, are also forward-looking statements. The Company cautions readers that results predicted by forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, working capital, liquidity, capital needs, interest costs and income are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements. Specific risks and uncertainties include, but are not limited to, those set forth under Part I, Item 1A, Risk Factors, of the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, each as filed with the SEC. Forward-looking statements are also based on economic and market factors and the industry in which we do business, among other things. These statements are not guarantees of future performance. Forward-looking statements speak only as of the date the statements are made. Except as required under the federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

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